EXHIBIT 10.1

                                                                       EXECUTION


                                 CFP GROUP, INC.
                               CFP HOLDINGS, INC.

                       SECOND AMENDMENT AND LIMITED WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                 This  SECOND  AMENDMENT  AND  LIMITED  WAIVER  TO  AMENDED  AND
RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of February 5, 1998 and entered into by and among CFP Holdings, Inc., a Delaware corporation ("Company"), CFP Group, Inc., a Delaware corporation ("Parent"), the financial institutions listed on the signature pages hereof ("Lenders"), Nationsbank of Texas, N.A., as administrative agent for Lenders (in such capacity "Administrative Agent"), and Fleet National Bank, as documentation agent (in such capacity, "Documentation Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of May 15, 1997, as amended (the "Credit Agree ment"), by and among Company, Parent, Lenders, Administrative Agent, and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Company and Lenders desire to amend the Credit Agreement to adjust the financial covenants set forth therein, and make certain other amendments as set forth below;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1  Amendments  to Section 1:  Provisions  Relating to Defined
Terms

                 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following defined term in its proper alphabetical position:

                 "Preferred Stock Issuance Date" means the date, on or prior to March 31, 1998, on which Company issues its "Senior Cumulative Redeemable Preferred Stock," substantially on the terms described in the private placement memorandum delivered to the

Lenders prior to February 5, 1998 and otherwise in accordance with Section 2 of the Second Amendment and Limited Waiver to this Agreement dated as of February 5, 1998.

                 1.2      Amendments to Section 7:  Company's Negative Covenants

                 A. Prior to the Preferred Stock Issuance Date (or if the Preferred Stock Issuance Date does not occur on or prior to March 31, 1998), the following amendments to Section 7 of the Credit Agreement shall apply; provided that from and after the Preferred Stock Issuance Date the amendments set forth in this subsection 1.2A shall be replace by the amendments set forth in subsection 1.2B hereof:

                 1.       Minimum Interest Coverage Ratio.

                 Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                  Minimum Interest
                  Approximate Date                 Coverage Ratio
          ================================ ==============================
          March 31, 1997                                 1.15:1.00
          June 30, 1997                                  1.25:1.00
          September 30, 1997                             1.25:1.00
          December 31, 1997                              1.15:1.00
          March 31, 1998                                 1.15:1.00
          June 30, 1998                                  1.15:1.00
          September 30, 1998                             1.20:1.00
          December 31, 1998                              1.35:1.00
          March 31, 1999                                 1.40:1.00
          June 30, 1999                                  1.70:1.00
          September 30, 1999                             1.70:1.00
          December 31, 1999                              1.90:1.00
          March 31, 2000                                 1.90:1.00
          June 30, 2000                                  1.90:1.00
          September 30, 2000                             1.90:1.00
          December 31, 2000                              2.00:1.00

                                                   Minimum Interest
                   Approximate Date                 Coverage Ratio
           ================================ ==============================
           March 31, 2001                                2.00:1.00
           June 30, 2001                                 2.00:1.00
           September 30, 2001                            2.00:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                2.00:1.00
           ================================ ==============================

                 2.       Minimum Fixed Charge Coverage Ratio.

                 Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                    Minimum Fixed
                                                   Charge Coverage
                   Approximate Date                     Ratio
           ================================ ==============================
           March 31, 1997                                      N/A
           June 30, 1997                                 1.00:1.00
           September 30, 1997                            1.00:1.00
           December 31, 1997                             0.75:1.00
           March 31, 1998                                0.75:1.00
           June 30, 1998                                 0.75:1.00
           September 30, 1998                            0.75:1.00
           December 31, 1998                             0.80:1.00
           March 31, 1999                                1.00:1.00
           June 30, 1999                                 1.20:1.00
           September 30, 1999                            1.30:1.00
           December 31, 1999                             1.30:1.00
           March 31, 2000                                1.30:1.00
           June 30, 2000                                 1.30:1.00
           September 30, 2000                            1.30:1.00

                                                    Minimum Fixed
                                                   Charge Coverage
                   Approximate Date                     Ratio
           ================================ ==============================
           December 31, 2000                             1.40:1.00
           March 31, 2001                                1.40:1.00
           June 30, 2001                                 1.40:1.00
           September 30, 2001                            1.40:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                1.40:1.00
           ================================ ==============================

                 3.       Maximum Leverage Ratio.

                 Subsection 7.6C of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                   Maximum Leverage
                   Approximate Date                     Ratio
           ================================ ==============================
           December 31, 1997                             7.15:1.00
           March 31, 1998                                7.60:1.00
           June 30, 1998                                 7.30:1.00
           September 30, 1998                            7.55:1.00
           December 31, 1998                             6.50:1.00
           March 31, 1999                                6.25:1.00
           June 30, 1999                                 5.00:1.00
           September 30, 1999                            5.00:1.00
           December 31, 1999                             4.25:1.00
           March 31, 2000                                4.25:1.00
           June 30, 2000                                 4.25:1.00
           September 30, 2000                            4.25:1.00
           December 31, 2000                             3.50:1.00
           March 31, 2001                                3.50:1.00




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



                                                   Maximum Leverage
                   Approximate Date                     Ratio
           ================================ ==============================
           June 30, 2001                                 3.50:1.00
           September 30, 2001                            3.50:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                3.00:1.00
           ================================ ==============================

                 4.       Minimum Consolidated Adjusted EBITDA.

                 Subsection 7.6D of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                    Minimum Consolidated
                 Approximate Date                     Adjusted EBITDA
           ================================ ==============================
           March 31, 1997                                $ 4,300,000
           June 30, 1997                                 $ 9,000,000
           September 30, 1997                            $14,300,000
           December 31, 1997                             $19,100,000
           March 31, 1998                                $18,600,000
           ================================ ==============================


                 5. Consolidated Capital Expenditures. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the first clause thereto and substituting therefor "Parent shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in an aggregate amount in excess of $4,700,000 for the Fiscal Year ending March 31, 1998, $5,500,000 for the Fiscal Year ending March 31, 1999 and $5,000,000 for any Fiscal Year thereafter;"

                 B. From and after the Preferred Stock Issuance Date, the amendments set forth in subsection 1.2A hereof shall be deleted and the following amendments to Section 7 of the Credit Agreement shall apply:

                 1.       Minimum Interest Coverage Ratio.

                 Subsection 7.6A of the Credit Agreement shall be amended by deleting the table set forth therein in its entirety and substituting the following therefor:




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




                                                   Minimum Interest
                   Approximate Date                 Coverage Ratio
           ================================ ==============================
           March 31, 1997                                1.15:1.00
           June 30, 1997                                 1.25:1.00
           September 30, 1997                            1.25:1.00
           December 31, 1997                             1.15:1.00
           March 31, 1998                                1.15:1.00
           June 30, 1998                                 1.20:1.00
           September 30, 1998                            1.25:1.00
           December 31, 1998                             1.40:1.00
           March 31, 1999                                1.50:1.00
           June 30, 1999                                 1.70:1.00
           September 30, 1999                            1.70:1.00
           December 31, 1999                             1.90:1.00
           March 31, 2000                                1.90:1.00
           June 30, 2000                                 1.90:1.00
           September 30, 2000                            1.90:1.00
           December 31, 2000                             2.00:1.00
           March 31, 2001                                2.00:1.00
           June 30, 2001                                 2.00:1.00
           September 30, 2001                            2.00:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                2.00:1.00
           ================================ ==============================

           2.       Minimum Fixed Charge Coverage Ratio.

                 Subsection 7.6B of the Credit Agreement shall be further amended by deleting the table set forth therein in its entirety and substituting the following therefor:


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




                                                    Minimum Fixed
                                                   Charge Coverage
                   Approximate Date                     Ratio
           ================================ ==============================
           March 31, 1997                                      N/A
           June 30, 1997                                 1.00:1.00
           September 30, 1997                            1.00:1.00
           December 31, 1997                             0.75:1.00
           March 31, 1998                                0.75:1.00
           June 30, 1998                                 0.75:1.00
           September 30, 1998                            0.80:1.00
           December 31, 1998                             0.95:1.00
           March 31, 1999                                1.00:1.00
           June 30, 1999                                 1.20:1.00
           September 30, 1999                            1.20:1.00
           December 31, 1999                             1.30:1.00
           March 31, 2000                                1.30:1.00
           June 30, 2000                                 1.30:1.00
           September 30, 2000                            1.30:1.00
           December 31, 2000                             1.40:1.00
           March 31, 2001                                1.40:1.00
           June 30, 2001                                 1.40:1.00
           September 30, 2001                            1.40:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                1.40:1.00
           ================================ ==============================

           3.       Maximum Leverage Ratio.

                 Subsection 7.6C of the Credit Agreement shall be amended by deleting the table set forth therein in its entirety and substituting the following therefor:




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




                                                   Maximum Leverage
                   Approximate Date                     Ratio
           ================================ ==============================
           December 31, 1997                             7.15:1.00
           March 31, 1998                                7.40:1.00
           June 30, 1998                                 7.00:1.00
           September 30, 1998                            7.00:1.00
           December 31, 1998                             6.00:1.00
           March 31, 1999                                5.50:1.00
           June 30, 1999                                 5.00:1.00
           September 30, 1999                            5.00:1.00
           December 31, 1999                             4.25:1.00
           March 31, 2000                                4.25:1.00
           June 30, 2000                                 4.25:1.00
           September 30, 2000                            4.25:1.00
           December 31, 2000                             3.50:1.00
           March 31, 2001                                3.50:1.00
           June 30, 2001                                 3.50:1.00
           September 30, 2001                            3.50:1.00
           December 31, 2001
           and each Fiscal Quarter's
           end thereafter                                3.00:1.00
           ================================ ==============================

                 4.       Minimum Consolidated Adjusted EBITDA.

                 Subsection 7.6D of Credit Agreement shall be amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                 Minimum Consolidated
              Approximate Date                      Adjusted EBITDA
           ================================ ==============================
           March 31, 1997                                $ 4,300,000
           June 30, 1997                                 $ 9,000,000

           September 30, 1997                            $14,300,000
           December 31, 1997                             $19,100,000
           March 31, 1998                                $18,600,000
           ================================ ==============================


                 5. Consolidated Capital Expenditures. Subsection 7.8 of the Credit Agreement shall be amended by deleting the first clause thereto and substituting therefor "Parent shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in an aggregate amount in excess of $4,700,000 for the Fiscal Year ending March 31, 1998, $5,500,000 for the Fiscal Year ending March 31, 1999 and $5,000,000 for any Fiscal Year thereafter;"

                 Section 2.       LIMITED WAIVER

                 A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company and the Credit Support Parties herein contained, Lenders hereby waive and modify compliance with the provisions of subsection 2.4B(iii)(d) of the Credit Agreement to the extent that such provisions require that the Net Securities Proceeds from the issuance of the Company's "Senior Cumulative Redeemable Preferred Stock" be used to prepay the Loans; provided that (x) such Senior Cumulative Redeemable Preferred Stock is issued prior to March 31, 1998 substantially on the terms described in the private placement memorandum delivered to the Lenders prior to the date hereof;
(y) the gross proceeds of such issuance does not exceed $15,000,000 and the Net Securities Proceeds of such issuance are used, prior to March 31, 1998, for the purposes described in such private placement memorandum; and (z) to the extent any Person becomes a Subsidiary of Company upon application of the Net Securities Proceeds in accordance with the foregoing, each of Company and the other Credit Support Parties shall comply with the provisions of Section 6.8 of the Credit Agreement and all other applicable provisions of the Loan Documents.

                 B. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth in this Section 2 hereof shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 2.4B(iii)(d) in the manner and to the extent described in this Section 2, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) subsection 2.4B(iii)(d) in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to herein.

                 Section 3.       CONDITIONS TO EFFECTIVENESS




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



                 Sections 1 and 2 of this Amendment shall become effective upon the date hereof (the "Second Amendment Effective Date"); provided that if the following conditions subsequent are not satisfied on or before February 13, 1998, then Sections 1 and 2 shall be deemed to never have been effective:

                 A. Each of Company and Parent shall deliver to Lenders (or to Administra tive Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                          (i) Copies of its Certificate of Incorporation, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being the true and complete copy thereof, together with a good standing certificate from the Secretary of State of the State of Delaware, dated a recent date prior to the Second Amendment Effective Date;

                          (ii) Copies of its Bylaws, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being a true and complete copy thereof;

                          (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the performance of the Amended Agreement (as hereinafter defined), certified as of the Second Amend ment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                          (iv) Signature and incumbency certificates of its officers executing this Amendment.

                 B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of O'Sullivan, Graev & Karabell LLP, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Second Amendment Effective Date, with respect to the enforceability of this Amendment and the Amended Agreement (as hereinafter defined) and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

                 C. Company, Parent, Credit Support Parties and Lenders shall have executed a counterpart of this Amendment and Administrative Agent and Company shall have received written or telephonic notification of such execution and authorization of delivery thereof.

                 D. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and

Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                 Section 4.       ACKNOWLEDGEMENT AND CONSENT

                 Company is a party to the Borrower Pledge Agreement, the Borrower Security Agreement and the Collateral Account Agreement, in each case, as amended through the Second Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Parent is a party to the Parent Guaranty, the Parent Pledge Agreement and the Parent Security Agreement, in each case, as amended through the Second Amendment Effective Date, pursuant to which Parent has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Q.F. Acquisition is a party to the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Trademark Security Agreement, the Subsidiary Patent Security Agreement, and the Mortgages in each case, as amended through the Second Amendment Effective Date, pursuant to which Q.F. Acquisition has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Custom Foods is a party to the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Trademark Security Agreement and the Subsidiary Patent Security Agreement, in each case, as amended through the Second Amendment Effective Date, pursuant to which Custom Foods has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Company, Parent, Q.F. Acquisition and Custom Foods are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Trademark Security Agreement, the Subsidiary Patent Security Agreement, the Parent Guaranty, the Parent Pledge Agreement, the Parent Security Agreement, the Collateral Account Agreement, the Mortgages, the Borrower Security Agreement and the Borrower Pledge Agreement are collectively referred to herein as the "Credit Support Documents".

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                 Section 5.       COMPANY'S AND PARENT'S
                                  REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company and Parent represent and warrant to each Lender that the following statements are true, correct and complete:

                 A. Corporate Power and Authority. Company and Parent have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their respective obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                 B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Parent.

                 C. No Conflict. The execution and delivery by Company and Parent of this Amendment and the performance by Company and Parent of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Parent or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Parent or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Parent or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries.

                 D. Governmental Consents. The execution and delivery by Company and Parent of this Amendment and the performance by Company and Parent of the Amended

Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and Parent and are the legally valid and binding obligations of each of Company and Parent, enforceable against each of Company and Parent in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                 Section 6.  MISCELLANEOUS

                 A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                 (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative

Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                 C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D.   Applicable   Law.  THIS   AMENDMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              CFP HOLDINGS, INC.



                              By:_________________________________________
                                    Name:
                                    Title:



                              CFP GROUP, INC.



                              By:_________________________________________
                                    Name:
                                    Title:



                              Q.F. ACQUISITION CORP. (for purposes of
                              Section 4 only), as a Credit Support Party



                              By:_________________________________________
                                    Name:
                                    Title:



                              CUSTOM FOOD PRODUCTS, INC. (for
                              purposes of Section 4 only), as a Credit Support Party



                              By:_________________________________________
                                    Name:
                                    Title:

                              NATIONSBANK OF TEXAS, N.A., individually and as Administrative Agent



                              By:_________________________________________
                                    Name:
                                    Title:


                              FLEET NATIONAL BANK, individually and
                              as Documentation Agent



                              By:_________________________________________
                                    Name:
                                    Title:



                                       S-2